EMBEDDED DERIVATIVE ASSET	12 Months Ended
Dec. 31, 2020
EMBEDDED DERIVATIVE ASSET
EMBEDDED DERIVATIVE ASSET

11.          EMBEDDED DERIVATIVE ASSET

	December 31	December 31
	2020	2019

Embedded derivative asset – Beginning of period	$15,160	$9,671

Fair value adjustment	(21,728)	5,489
Amendment to Wheaton Silver Purchase Agreement	19,642	—

Embedded derivative asset – End of period	13,074	15,160

On October 2, 2008 (with subsequent amendments on October 20, 2008, December 10, 2008, December 22, 2009, March 31, 2010, January 15, 2013, March 11, 2014, and June 16, 2014), the Corporation entered into a silver purchase agreement (the "SPA") with Wheaton under which Wheaton will receive 25% of the life of mine payable silver sold by the Corporation from its Keno Hill District properties. The SPA anticipated that the initial silver deliveries would come from the Bellekeno property. Under the SPA, the Corporation received up-front deposit payments from Wheaton totaling US$50,000,000, and received further payments of the lesser of US$3.90 (increasing by 1% per annum after the third year of full production) and the prevailing market price for each ounce of payable silver delivered, if as and when delivered (the "Original Production Payment"). After the initial 40 year term of the SPA, the Corporation is required to refund the balance of any advance payments received and not yet notionally reduced through silver deliveries. The Corporation would also be required to refund the balance of advance payments received and not yet reduced if Wheaton exercised its right to terminate the SPA in an event of default by the Corporation.

Subsequently on March 29, 2017 and August 5, 2020, the Corporation and Wheaton amended the SPA (the “Amended SPA”), which ultimately culminated in Wheaton continuing to receive 25% of the life of mine payable silver from the Keno Hill Silver District and the Original Production Payment replaced with a new production payment to the Corporation to be based on a new payment formula (the “Amended Production Payment”) as outlined below:

•During the earlier of the initial two years ending August 4, 2022 or eight million ounces of payable silver production (the “Initial Period”), the Amended Production Payment from Wheaton to the Corporation will be adjusted on a curve. The Amended Production Payment formula during the Initial Period is a linear equation that pays 90% of spot price at US$15 per ounce silver (and below) and 10% of spot price at US$23 per ounce silver (and above); and

•Following the Initial Period, the Amended Production Payment formula remains a linear equation and will pay 90% of spot price at  US$13 per ounce silver (and below) and 10% of spot price at US$23 per ounce silver (and above).

Additional terms of the amendments include a date for completion of the 400 tonne per day mine and mill completion test to December 31, 2021. If the completion test is not satisfied by December 31, 2021, the Corporation will be required to pay a capacity related refund to Wheaton in the maximum amount of US$8,788,000, which can be further proportionately reduced by mine production and mill throughput exceeding 322 tonnes per day for a 30 day period prior to December 31, 2021. The Amended SPA is secured against the Corporation’s mineral properties until repayment of the original deposit of US$50,000,000.

In consideration of the March 29, 2017 amendment, on April 10, 2017 the Corporation issued 3,000,000 shares to Wheaton with a fair value of $6,600,000 (US$4,934,948). Under the terms of the Amended SPA, the original US$50,000,000 deposit was notionally reduced by this amount. This amendment introduced the variable production payment to be received from Wheaton upon extraction and delivery of their 25% interest of future production is considered an embedded derivative asset within the Amended SPA. The embedded derivative asset was initially recorded at fair value , which was consistent with the value of the consideration paid to Wheaton and subsequently revalued at each period end.

On August 5, 2020 the Corporation issued 2,000,000 common share purchase warrants (the “Wheaton Warrants”) to Wheaton, which partially compensated for amending the terms of the SPA. Each Wheaton Warrant entitles Wheaton to purchase one common share of the Corporation at an exercise price of $3.50, expiring August 5, 2025, with a  fair value of $4,806,000  (US$3,624,000).

Management has concluded that the Amended SPA on August 5, 2020 was additional consideration received from Wheaton in order to preserve the long-term commercial viability of Keno Hill District properties and realize their 25% interest.  On the date of the amendment, management valued the embedded derivative asset under the previously effective terms and again under the revised terms, and the gain to the Corporation, net of the warrants issued, of $14,835,000 was credited  against the exploration and evaluation assets balance.

During the year ended December 31, 2020, the change in fair value of the embedded derivative asset related to the Wheaton Silver Purchase Agreement resulted in a fair value adjustment of $(21,728,000) (2019 – $5,489,000). The embedded derivative asset was calculated based on the discounted future cash flows associated with the difference between the original US$3.90 per ounce production payment Wheaton would pay for each payable ounce delivered under the SPA and the Amended Production Payment under the Amended SPA which varies depending on the silver pricing curve. The model currently relies upon inputs from the current mine plan, and considers payable ounces delivered. The model is updated quarterly for the Corporation’s credit spread, Wheaton’s credit spread, risk-free yield curve, silver price forward curve, historical silver price volatility, mineral reserves and resources and the production profile.

Based on assumptions used in the dynamic valuation model, the value of the derivative asset as at December 31, 2020 is $13,074,000. If, for example, silver prices  were to decline from the current spot and forward prices as at December 31, 2020 to US$13 per ounce and all other assumptions remained the same, the approximate derivative asset value would be $39,945,000. Similarly, if the silver price was to increase to US$30 per ounce and all other assumptions remained the same, the approximate derivative asset value would be $10,352,000. The impacts of these changes in the embedded derivative asset value on the balance sheet are recorded through other income (expenses) on the consolidated statements of loss and comprehensive loss. The inputs that have had the greatest influence on the dynamic valuation model to date include the Corporation’s credit spread, Wheaton’s credit spread, risk-free yield curve, silver price forward curve, historical silver price volatility, mineral reserves and resources and the production profile.